EXHIBIT 1
                                                                       ---------

                                    AGREEMENT

      Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of HMT Technology Corporation.

      This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 11 day of February, 2000.

SUMMIT VENTURES IV, L.P.                         SUMMIT INVESTORS II, L.P.

By:   Summit Partners IV, L.P.                   By:        *
                                                    --------------------
By:   Stamps, Woodsum & Co. IV                      General Partner


      By:        *                               SUMMIT PARTNERS IV, L.P.
         --------------------
         E. Roe Stamps, IV                       By: Stamps, Woodsum & Co. IV
         General Partner
                                                 By:        *
                                                    --------------------
SUMMIT VENTURES III, L.P.                           E. Roe Stamps, IV
                                                    General Partner
By:   Summit Partners III, L.P.

By:   Stamps, Woodsum & Co. III                  SUMMIT PARTNERS III, L.P.
+
                                                 By: Stamps, Woodsum & Co. III
      By:        *
         --------------------                    By:        *
         E. Roe Stamps, IV                          --------------------
         General Partner                            E. Roe Stamps, IV
                                                    General Partner

SUMMIT SUBORDINATED DEBT FUND, L.P.              SUMMIT PARTNERS SD, L.P.

By:   Summit Partners SD, L.P.                   By: Stamps, Woodsum & Co. III

By:   Stamps, Woodsum & Co. III
                                                 By:        *
                                                    --------------------
      By:        *                                  E. Roe Stamps, IV
         --------------------                       General Partner
         E. Roe Stamps, IV
         General Partner


                               Page 25 of 38 Pages
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STAMPS, WOODSUM & CO. III                                   *
                                                 -----------------------
                                                 E. Roe Stamps, IV
By:        *
   --------------------
   E. Roe Stamps, IV                                        *
   General Partner                               -----------------------
                                                 Stephen G. Woodsum


                                                            *
STAMPS, WOODSUM & CO. IV                         -----------------------
                                                 Gregory M. Avis

By:        *
   --------------------                                     *
   E. Roe Stamps, IV                             -----------------------
   General Partner                               Martin J. Mannion


                                                            *
                                                 -----------------------
                                                 Bruce R. Evans


                                                            *
                                                 -----------------------
                                                 Walter G. Kortschak


                                                            *
                                                 -----------------------
                                                 Thomas S. Roberts


                                                 *By: /s/ Thomas F. Farb
                                                      ------------------
                                                      Thomas F. Farb
                                                      Attorney-in-fact


--------------------------------------------------------------------------------

* Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference. Copies of such Powers of Attorney are attached hereto as Exhibit 2.
                                      ---------


                               Page 26 of 38 Pages